UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 25, 2018

ANDES 7 Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55491	47-4683655
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

424 Clay Street, Lower Level, San Francisco, CA 94111

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

415 463 7827

(ISSUER TELEPHONE NUMBER)

16192 Coastal Highway

Lewes, DE 19958
_______________________________________________________________________________

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On May 10, 2018, Manichan Khor, the wife of Andrew Khor Poh Kiang, our President, CEO and Chairman entered into a stock purchase agreement with ANDES 7, Inc. (the “Company”) to purchase 500,000 shares of Series A preferred stock at par value.

The Stock Purchase Agreement was the result of privately negotiated transaction without the use of public dissemination of promotional or sales materials. The buyer represented it was an “accredited investor,” and as such could bear the risk of such investment for an indefinite period of time and to afford a complete loss thereof.

The buyer agreed that the Company would legend the securities to indicate that they could not be resold without an exemption, and that the legend would indicate that the securities were “restricted securities” within the meaning of Rule 144(a)(iii). The buyer represented and warranted that he/she/it was purchasing the security for investment, and not for distribution, and that it understood the restrictions on transfer applicable to the securities, and that the Company would code the securities so that they could not be transferred without the transferor obtaining an opinion of counsel satisfactory to the Company. As of the date of this filing, there are 10,100,000 shares of common stock issued and outstanding and 500,000 shares of Series A preferred stock issued and outstanding.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 25, 2018, the Company with the authorization of the board of directors and the majority shareholder adopted a resolution to create 500,000 shares of Series A preferred stock. The Company then filed an amendment to its certificate of incorporation with the State of Delaware on May 10, 2018 to create a certificate of designation for 500,000 shares of Series A preferred stock with each share convertible into 1,000 shares of common stock and with voting rights of 1,000 votes for each share of Series A preferred stock.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit Number	Description
99.8	Certificate of Designation Series A Preferred Stock, Delaware
99.9	Stock Purchase Agreement- Manichan Khor

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDES 7 Inc.

By: /s/ Andrew Khor Poh Kiang

Name: Andrew Khor Poh Kiang

Title: President, Chief Executive Officer, and Chairman of the Board of Directors

Date: June 1, 2018

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